UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 7, 2012

CHILE MINING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53132	26-1516355
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Jorge Canning 1410
Ñuñoa, Santiago
Republic of Chile
(Address of principal executive offices)

(56) (02) 813 1087
(Registrant’s telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Notes in Item 3.02 is incorporated herein by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

On May 14, 2012, Chile Mining Technologies Inc. (the “Company”) reported its entry into a Securities Purchase Agreement (the “Purchase Agreement”), dated May 8, 2012, with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors (i) up to $3.5 million of eleven percent (11%) secured convertible notes (the “Notes”), which Notes shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at $2.00 per share (subject to adjustment) and (ii) warrants (the “Investor Warrants”) to purchase such number of shares of Common Stock equal to fifty percent (50%) of the number of shares of Common Stock that the Notes purchased by the Investors may be convertible into, at an exercise price of $2.00 per share (subject to adjustment).

The Company also reported that on May 8, 2012 it completed the initial closing pursuant to the Purchase Agreement in which the Company issued and sold to Investors: (i) Notes in the aggregate original principal amount of $2,120,000, and (ii) Investor Warrants to initially purchase an aggregate of 530,000 shares of Common Stock, in exchange for aggregate gross proceeds of $2,120,000.

On June 7, 2012, the Company effected a second and final closing pursuant to the Purchase Agreement in which the Company issued and sold to Investors (i) Notes in the aggregate original principal amount of $1,015,000 and (ii) Investor Warrants to initially purchase an aggregate of 253,750 shares of Common Stock, for aggregate gross proceeds of $1,015,000

Euro Pacific Capital, Inc. (“Europac”) and Halter Financial Securities Inc. (“HFS”) acted as the Company’s co-lead placement agents in connection with the Purchase Agreement. As compensation for their services, Europac and HFS received cash fees equal to 10% of the aggregate purchase price of the Notes placed by each of them. In addition, they (or their respective designees) received warrants (the “Agent Warrants”) for the purchase of a number of shares of Common Stock equal to 10% of the aggregate purchase price of the Notes placed by each of them. The principle terms of the Agent Warrants are identical to those of the Investor Warrants. In connection with the second closing, Europac and HFS received cash fees equal to $81,200 and $20,300, respectively, and Agent Warrants for the purchase of 40,600 and 10,150 shares of Common Stock, respectively.

The issuance of these securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company issued these securities in reliance on the exemption from registration provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented that it is an accredited investor as defined in Rule 501(a) under the Securities Act and that there was no general solicitation or advertising in connection with the offer and sale of the securities.

For additional details regarding the Purchase Agreement, the Notes and the Investor Warrants, as well as the initial closing pursuant to the Purchase Agreement, please see the Company’s current report on Form 8-K filed on May 14, 2012.

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On June 7, 2012, Mr. Ivan Orlando Vergara Huerta resigned as a member of the Board of Directors of Chile Mining Technologies Inc. (the “Company”), effective immediately. The resignation of Mr. Vergara was not in connection with any known disagreement with the Company on any matter.

A copy of this report has been provided to Mr. Vergara and he has been provided with the opportunity to furnish a letter addressed to the Company stating whether he agrees with the statements made in this report, and if not, stating the respects in which he does not agree. Mr. Vergara has not delivered any such letter to the Company.

Resignation of Chief Financial Officer

On May 24, 2012, Mr. Ronald Christian Pellegrini Vasquez resigned as the Chief Financial Officer of the Company, effective immediately. The resignation of Mr. Pellegrini was not in connection with any known disagreement with the Company on any matter.

Appointment of Chief Financial Officer

On May 24, 2012, the Board of Directors of the Company appointed Mr. Gerard Pascale as Chief Financial Officer of the Company. Mr. Pascale, age 42, is the President and Founder of SC Financial, LLC, which specializes in advising both US and international clients on valuation, financial modeling and the responsibilities of publicly traded US companies. For the three years prior to founding SC Financial, LLC in 2007, Mr. Pascale was responsible for managing the affairs of clients of Heritage Management Consultants. In this role he specialized in providing finance and SEC support in connection with listing in the US, including developing business plans, reviewing financial statement preparation, preparing financial projections and budgets and preparing and making presentations to US investors. Mr. Pascale has an MBA from the University of Chicago. Mr. Pascale has been a Certified Public Accountant since 1993.

The Company has not, at this time, entered into a formal agreement with Mr. Pascale in connection with his appointment as the Company’s Chief Financial Officer. The Company and Mr. Pascale have orally agreed that Mr. Pascale will receive an annual salary of $60,000. In addition, the Company will grant to Mr. Pascale 24,000 shares of the Company’s Common Stock, which shall vest in equal monthly installments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
4.1	Form of 11% Secured Convertible Note (incorporated by reference to Exhibit 4.1 of the registrant’s current report on Form 8-K filed on May 14, 2012).
4.2	Form of Common Stock Purchase Warrant issued to investors (incorporated by reference to Exhibit 4.2 of the registrant’s current report on Form 8-K filed on May 14, 2012).
4.3	Form of Common Stock Purchase Warrant issued to agents (incorporated by reference to Exhibit 4.3 of the registrant’s current report on Form 8-K filed on May 14, 2012).
10.1	Form of Securities Purchase Agreement, dated May 8, 2012 (incorporated by reference to Exhibit 10.1 of the registrant’s current report on Form 8-K filed on May 14, 2012).
10.2

Closing Escrow Agreement, dated May 8, 2012, by and among the Company, Euro Pacific Capital, Inc., Halter Financial Securities Inc. and Escrow, LLC (incorporated by reference to Exhibit 10.2 of the registrant’s current report on Form 8-K filed on May 14, 2012).

10.3	Subsidiary Guarantee, dated May 8, 2012, by Sociedad Minera Licancabur, S.A. (incorporated by reference to Exhibit 10.3 of the registrant’s current report on Form 8- K filed on May 14, 2012).
10.4	Form of Security Agreement, dated May 8, 2012 (incorporated by reference to Exhibit 10.4 of the registrant’s current report on Form 8-K filed on May 14, 2012).
99.1	Press release dated June 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2012	CHILE MINING TECHNOLOGIES INC.

By: /s/ Jorge Osvaldo Orellana Orellana
Jorge Osvaldo Orellana Orellana
Chief Executive Officer